               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) July 14, 1999
                                                 ------------------
                           ALTEON INC.
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       (Exact Name of Registrant as Specified in Charter)


       Delaware              0-19529             13-3304550
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(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)



170 Williams Drive, Ramsey, New Jersey                      07446
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(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (201) 934-5000
                                                    ---------------

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  (Former Name or Former Address, If Changed Since Last Report)

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Item 5. Other Events.

     On July 14, 1999, Alteon Inc. issued the following press release:

              "ALTEON ANNOUNCES THE APPOINTMENT OF
       KEN ANDREWS AS SENIOR VICE PRESIDENT OF OPERATIONS

"Ramsey, New Jersey, July 14, 1999 - Alteon Inc. (Nasdaq: ALTN) announced today the appointment of F. Ken Andrews as Senior Vice President, Operations. Mr. Andrews has been serving as a consultant to Alteon in the areas of strategy and business development since January 1999.

"Prior to joining Alteon, Mr. Andrews was Senior Vice President, Marketing and Business Development at Ergo Science, a biotechnology company focused in the fields of diabetes and cardiovascular medicine. He previously served as Vice President of Marketing and Sales at Genzyme Corporation, as Senior Vice President of U.S. Operations at Seikagaku Corporation, and as Vice President of Sales at Centocor.

"'Ken Andrews is a seasoned pharmaceutical executive with significant experience in the clinical development, sales, marketing and business development challenges that face an emerging biotech company.' said Kenneth I. Moch, President and Chief Executive Officer of Alteon. 'His skills are invaluable to Alteon's moving forward with pimagedine and ALT-711, the most advanced compounds based on our A.G.E. technology. Additionally, Ken's expertise adds great value to ongoing discussions with potential corporate partners for these compounds.'

"Alteon is a leader in the discovery and development of pharmaceutical products for the treatment of the complications of diabetes and age-related diseases. Alteon's proprietary technology focuses on Advanced Glycosylation End-products, or A.G.E.s, formed as a result of circulating blood glucose reacting with proteins. A.G.E.s have been shown to be a causative factor in many of the complications of diabetes and age-related diseases, including kidney disease, nerve damage, atherosclerosis and retinopathy. Alteon's approach is to inhibit or break A.G.E.s or their chemical crosslinks, thereby potentially impacting such disease states. The company is seeking a corporate partner to help fund the continued development of its A.G.E.-formation inhibitor, pimagedine, based on the results of the Phase III trial of pimagedine in Type 1 diabetic patients with progressive kidney disease. Alteon's lead A.G.E. crosslink breaker, ALT-711, has completed a series of Phase I human clinical trials and is expected to enter Phase II trials in 1999. Alteon is also pursuing the development of a novel series of glucose lowering agent (GLA) compounds.

                             "# # #

"Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to technology and product development, regulatory approval processes, intellectual property rights and litigation, competitive products, ability to obtain financing, and other risks identified in Alteon's filings with the Securities and Exchange Commission. Actual results, events or performances may differ materially. Alteon undertakes no obligation to publicly release the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

"This press release is also available at http://www.alteonpharma.com

"'Safe Harbor' Statement under the Private Securities Litigation
Reform Act of 1995: Statements in this press release regarding
Alteon Inc.'s business which are not historical facts are 'forward-looking statements' that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see 'Risk Factors' in the Company's Annual
Report or Form 10-K for the most recently ended fiscal year."


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Alteon Inc.


                              By: /s/ Kenneth I. Moch
                                  -------------------------------
                                  Kenneth I. Moch
                                  President and
                                  Chief Executive Officer


Date: July 20, 1999